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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 1999
                                                          --------------
                       MURDOCK COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                      Iowa
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                 (State or other jurisdiction or incorporation)

             000-21463                                 42-1337746
      ------------------------                 -----------------------------
      (Commission File Number)                 (I.R.S. Employer I.D. Number)


            1112 29th Avenue S.W.
             Cedar Rapids, Iowa                           52404
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      (Address of Principal Executive Offices)          (Zip Code)

                                  319-362-6900
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              (Registrant's telephone number; including area code)


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Item 5.  Other Events.

         On March 31, 1999, Murdock Communications Corporation (the "Company") announced that it had completed a calculation of the adjusted exercise price of its Common Stock Purchase Warrants. The adjusted exercise price of $3.143 reflects the cumulative effect of adjustments to the original exercise price of $6.50 per share due to issuances of common stock (and warrants, options and other securities convertible into or exercisable for common stock) by the Company between date of issuance of the Warrants and the date of this report. A copy of the Company's press release dated March 31, 1999 is filed as an exhibit to this report and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits

                  20.1--Press Release dated March 31, 1999.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MURDOCK COMMUNICATIONS
                                         CORPORATION
Date:  March 31, 1999
                                         BY   /s/ Thomas E. Chaplin
                                           -------------------------------
                                              Thomas E. Chaplin, Chief
                                               Executive Officer








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